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                                                                   EXHIBIT 10.35

                              EMPLOYMENT AGREEMENT

     This AGREEMENT is entered into as of October 12, 2001, by and between Nicholas Pianim ("Executive") and iAsiaWorks, Inc., a Delaware corporation (the "Company").

     1. Duties and Scope of Employment.
        ------------------------------

            (a) Position and Duties. For the term of his employment under this
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Agreement, the Company agrees to employ Executive in the position of Chief
Executive Officer. Executive shall report to the Company's Board of Directors, and his position will be based in San Mateo, California, however, it is understood that Executive shall, during the first three months of employment spend at least fifty percent of his time in Asia, then afterwards travel as the Company may from time to time reasonably require. During Executive's employment, Executive agrees to devote his full business time, energy and skill to his duties at the Company. Executive will be responsible for those responsibilities and duties as designated to the Executive by the Board of Directors or as assigned to the Executive by the Board of Directors from time to time.

            (b) Obligations to the Company. During the term of his employment,
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Executive shall devote his full business efforts and time to the Company;
provided, however, that this shall not preclude Executive from serving as a member of the board of directors of up to three other companies to the extent such other companies do not compete with the Company and to the extent such service does not materially impact the ability of Executive to fulfill his obligations to the Company. Executive shall comply with the Company's policies and rules, as they may be in effect from time to time during the term of his employment.

            (c) No Conflicting Obligations. Executive represents and warrants to
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the Company that he is under no obligations or commitments, whether contractual or otherwise, that are inconsistent with his obligations under this Agreement. Executive represents and warrants that he will not use or disclose, in connection with his employment by the Company, any trade secrets or other proprietary information or intellectual property in which Executive or any other person has any right, title or interest and that his employment by the Company as contemplated by this Agreement will not infringe or violate the rights of any other person or entity. Executive represents and warrants to the Company that he has returned all property and confidential information belonging to any prior employers.

            (d) Commencement Date. The employment of Executive by the Company
                -----------------
shall be governed by this agreement as of the date first written above (the "Effective Date").

            (e) Term of Employment.
                ------------------

                   (i) Basic Rule. The Company agrees to continue Executive's
                       -----------
employment, and Executive agrees to remain in employment with the Company, from the Commencement Date set forth in Section 1(d) until the date when Executive's employment

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terminates pursuant to Subsection (ii) below (the "Employment Period").
Executive's employment with the Company shall be "at will," which means that either Executive or the Company may terminate Executive's employment at any time, for any reason, with or Without Cause. Any contrary representations, which may have been made to Executive shall be superseded by this Agreement. This Agreement shall constitute the full and complete agreement between Executive and the Company of the "at will" nature of Executive's employment, which may only be changed in an express written agreement signed by Executive and a duly authorized officer of the Company.

                   (ii) Termination. The Company or Executive may terminate
                        -----------
Executive's employment at any time for any reason (or no reason), and with "Cause" or "Without Cause," by giving the other party five (5) days' notice in writing. Executive's employment shall terminate automatically in the event of his death.

     2.  Cash and Incentive Compensation.
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            (a) Salary. The Company shall pay Executive as compensation for his
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services an annual base salary of US $225,000, less applicable deductions and withholdings, payable in accordance with the Company's standard payroll schedule. (The compensation specified in this Subsection (a), together with any increases in such compensation that the Company may grant from time to time, are referred to in this Agreement as "Base Salary.") Executive is entitled to participate in any deferred compensation or other employee benefit plans, including any profit sharing or 401(k) plans; group life, health, hospitalization and disability insurance plans; and other employee welfare benefits made available generally to, and under the same terms as, Company's other executives.

            (b) Bonus. Executive shall be entitled to receive a Bonus, in
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addition to his Base Salary, based on the financial and operational performance of the Company and on his achievement of personal and Company milestones mutually agreed upon by Executive and the Board of Directors within the first sixty (60) days of each one year period. In the event that mutual agreement upon the milestones cannot be reached within the sixty (60) day period in question, the decision of the Board of Directors thereafter in establishing such milestones will be final and conclusive. If Executive's employment terminates due to death or Disability during any such one (1)-year period, then Executive, or Executive's estate, will be paid the Bonus for such period.

            (c) Stock Options. The unvested shares of Executive's stock options
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granted at various times, both prior to and subsequent to the date of this
Agreement (the "Options"), by the Company under the Company's 2000 Stock Incentive Plan or any successor plan (the "Plan") shall continue to vest pursuant to the Plan. In addition to the Options granted to date, Executive is entitled as of January 1, 2002, subject to approval by the Board of Directors, to receive an additional stock option grant at the lowest price available under the terms of the Plan.

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            (d)   Effect of Termination.
                  ---------------------

                (i)   Termination Following Change of Control. If, within one
                      ---------------------------------------
year following a "Change of Control," Executive resigns for "Good Reason" or the Company terminates Executive's employment "Without Cause," then Executive shall receive the immediate vesting of all shares represented by his then unvested Options. Executive shall have ninety (90) days following such date of termination in which to exercise all of the accelerated Options.

                (ii)  Termination Due to Death or Disability. If Executive's
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employment is terminated due to death or Disability, then Executive, or
Executive's estate, will receive: (A) Executive's Base Salary through the date of termination; (B) payment for unused vacation earned through the date of termination; and (C) immediate vesting of the unvested shares of the Options.

                (iii) Definitions.
                      -----------

                      (a)   "Change of Control." For all purposes under this
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Agreement, "Change of Control" shall mean (i) a merger or consolidation in which securities possessing at least fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are issued or transferred to a single person or entity different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                      (b)   "Good Reason." For all purposes under this
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Agreement, "Good Reason" for Executive's resignation will exist if he resigns within ninety (90) days of either of the following events: (i) any reduction in his Base Salary; (ii) any material reduction in his benefits; (iii) a change in his position with the Company or a successor company which materially reduces his duties or level of responsibility; or (iv) any requirement that he relocate his place of employment by more than thirty-five (35) miles from his then current office, provided such reduction, change or relocation is effected by the Company without his written consent. A resignation by Executive under any other circumstance or for any other reason will be a resignation without "Good Reason."

                      (c)   Termination for "Cause." For all purposes under this
                            ----------------------
Agreement, a termination for "Cause" shall mean a good faith determination by the Company's Board of Directors that Executive's employment be terminated for any of the following reasons: (i) willful misconduct which materially damages the Company; (ii) willful failure to attempt to substantially perform your duties with the Company after a written demand for such performance is delivered to Executive by the Board of Directors or by the CEO, which specifically identifies the manner in which the Board of Directors or CEO believes Executive has not substantially performed his duties, and which Executive does not remedy within a reasonable period of time (not to be less than thirty (30) days) after receipt of such demand; (iii) misappropriation of the assets of the Company; or
(iv) conviction of, or a plea of "guilty" or "no contest" to a felony under the laws of the United States or any state thereof. A termination of

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Executive's employment in any other circumstance or for any other reason will be a termination "Without Cause."

                        (d) "Disability." For all purposes under this Agreement,
                             ----------
"Disability" means Executive's inability to carry out his material duties under this Agreement for more than six (6) months in any twelve (12) consecutive month period as a result of incapacity due to mental or physical illness or injury.

     3. Vacation and Executive Benefits. During the term of his employment,
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Executive shall be eligible for paid vacation, in accordance with the Company's standard policy for similarly situated employees, as it may be amended from time to time. During the term of his employment, Executive shall be eligible to participate in any employee benefit plans maintained by the Company for similarly situated employees, subject in each case to the generally applicable terms and conditions of the plan in question and to the determinations of any person or committee administering such plan.

     4. Business Expenses. During the term of his employment, Executive shall be
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authorized to incur necessary and reasonable travel and other business expenses in connection with his duties hereunder. The Company shall reimburse Executive for such expenses upon presentation of an itemized account and appropriate supporting documentation, all in accordance with the Company's generally applicable policies.

     5. Non-Solicitation and Non-Disclosure.
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           (a)  Non-Solicitation. During the period commencing on the date of
                ----------------
this Agreement and continuing until the first anniversary of the date when Executive's employment terminates for any reason, Executive shall not directly or indirectly, personally or through others, solicit or attempt to solicit (on Executive's own behalf or on behalf of any other person or entity) for hire any employee or consultant of the Company or any of the Company's affiliates.

           (b)  Non-Disclosure. As a condition of employment, Executive
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acknowledges that he has already executed a copy of the Company's standard
Proprietary Information and Inventions Agreement.

     6. Legal Fees. Each of the Company and Executive shall be responsible for
        ----------
any attorneys' fees incurred in connection with negotiating and drafting this Agreement.

     7. Successors.
        ----------

           (a)  Company's Successors. This Agreement shall be binding upon any
                --------------------
successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which becomes bound by this Agreement.

           (b)  Executive's Successors. This Agreement and all rights of
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Executive hereunder shall inure to the benefit of, and be enforceable by,
Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

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           8.  Indemnity. The Company will indemnify and provide a defense to
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Executive to the full extent permitted by law and its bylaws with respect to any claims arising out of the performance of his duties as an employee, director or officer of the Company. To the same extent, the Company will pay, and subject to any legal limitations, advance all expenses, including reasonable attorney fees and costs of court-approved settlements, actually and necessarily incurred by Executive in connection with the defense of any action, suit or proceeding and in connection with any appeal, which has been brought against Executive by reason of his service as an officer, director or agent of the Company, or his acceptance of this Agreement or the performance of his duties thereunder. The Company shall use its best efforts to obtain coverage for Executive under a liability insurance policy or policies that cover the actions of officers and directors of the Company.

           9.  Arbitration. Any controversy between the parties hereto involving
               -----------
the construction or application of any terms, covenants or conditions of this Agreement, or any claims arising out of or relating to this Agreement or the breach thereof or with your employment with the Company or any termination of that employment, will be submitted to and settled by final and binding arbitration in Palo Alto, California, in accordance with the Model Employment Dispute Resolution Rules of the American Arbitration Association (the "Rules"), or any other applicable rules of the AAA then in effect. Any arbitrator shall be selected pursuant to such Rules and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

           10. Miscellaneous Provisions.
               ------------------------

                   (a) Notice. Notices and all other communications contemplated
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by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by overnight courier, U.S. registered or certified mail, return receipt requested and postage prepaid. Mailed notices shall be addressed to Executive at the home address which he most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

                   (b) Modifications and Waivers. No provision of this Agreement
                       -------------------------
shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by Executive and by an authorized officer of the Company (other than Executive). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

                   (c) Whole Agreement. No other agreements, representations or
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understandings (whether oral or written) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter of this Agreement. This Agreement, the Proprietary Information Agreement, and applicable stock option agreements and stock plans, contain the entire understanding of the parties with respect to the subject matter hereof.

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             (d) Taxes. All payments made under this Agreement shall be subject
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to reduction to reflect taxes or other charges required to be withheld by law.

             (e) Choice of Law. The validity, interpretation, construction and
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performance of this Agreement shall be governed by the laws of the State of
California (except provisions governing the choice of law).

             (f) Severability. The invalidity or unenforceability of any
                 ------------
provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

             (g) No Assignment. This Agreement and all rights and obligations of
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Executive hereunder are personal to Executive and may not be transferred or assigned by Executive at any time. The Company may assign its rights under this Agreement to any entity that assumes the Company's obligations hereunder in connection with any sale or transfer of all or a substantial portion of the Company's assets to such entity.

             (h) Insurance. The Company shall, to the extent permitted by law
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and to extent necessary to protect Executive, include Executive during the term of this Agreement under any directors and officers liability insurance policy maintained for its directors and officers. The coverage shall be at least as favorable to Executive in amount and each other material respect as the coverage of other directors and officers covered thereby. This obligation to provide insurance for Executive shall survive expiration or termination of this Agreement with respect to proceedings or threatened proceedings based on acts or omissions of Executive occurring during Executive's employment with the Company or with any affiliated company.

             (i) Headings. The headings of the paragraphs contained in this
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Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of any provision of this Agreement.

             (j) Counterparts. This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           [SIGNATURE PAGE TO FOLLOW]
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     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

                                      EXECUTIVE

                                      /s/ Nicholas Pianim
                                      ------------------------------------------
                                      Nicholas Pianim

                                      iAsiaWorks, Inc.

                                      By: /s/ Derrick Hansen
                                          --------------------------------------

                                      Title: General Counsel and Secretary
                                             -----------------------------------

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